Goodwill	12 Months Ended
Jul. 31, 2021
Goodwill [Abstract]
Goodwill

16. Goodwill

	Newstrike Brands Ltd	Zenabis Global Ltd	Total
	$	$	$
At July 31 ,2019	111,877	-	111,877
Impairment	(111,877)	-	(111,877)
At July 31, 2020	-	-	-
Acquisition (Note 15)	-	88,189	88,189
Balance as at July 31, 2021	-	88,189	88,189

Zenabis

Goodwill was recognized on acquisition of Zenabis on June 1, 2021 and was allocated to the company-wide level aggregated CGU level ("HEXO Corporate CGU"). Goodwill arising from the acquisition represents the expected synergies, future income and growth potential, and all other intangibles that do not qualify for separate recognition.

Management performed the annual impairment test of goodwill as at July 31, 2021 and no impairment loss was required to be recorded. The recoverable amount was determined based on fair value less cost of disposal using a market-based approach (Level 2) with reference to an adjusted current market capitalization of the Company.

The calculation of the adjusted market capitalization was based on a 20-day volume weighted average share price of the Company on July 31, 2021, adjusted for a control premium of 5%, which was estimated by reference to premiums in recent acquisitions involving control, and from data on empirical control premium studies that considered industry, pricing, background, deal size, and timing of the observed premiums. If all other assumptions were held constant, and the share price declined by 5%, the recoverable amount would have decreased by $45,087. If all other assumptions were held constant and the control premium was increased by 5%, the recoverable amount would have increased by $42,941.

Newstrike Brands Ltd.

Goodwill was initially recognized on acquisition of Newstrike Brands Limited ("Newstrike") on May 24, 2019 and was monitored at the operating segment level, which is a company-wide level ("HEXO Corporate CGU"). On January 31, 2020, the carrying amount of the Company's total net assets significantly exceeded the Company's market capitalization. In addition, slower than expected retail store roll outs in Canada and delays in government approval for cannabis derivative products resulted in a constrained distribution channel, which have adversely affected overall market sales and profitability. As a result of these factors, management performed an indicator-based impairment test of goodwill as at January 31, 2020. The recoverable amount was determined based on fair value less cost of disposal using a market-based approach (Level 2) which considered both the adjusted current market capitalization of the Company and an income based discounted cash flow analysis (DCF).

The calculation of the adjusted market capitalization was based on the share price of the Company on January 31, 2020, adjusted for a control premium of 10%, which was estimated by reference to premiums in recent acquisitions involving control, and from data on empirical control premium studies that considered industry, pricing, background, deal size, and timing of the observed premiums. If all other assumptions were held constant, and the share price declined by 5%, the impairment loss would increase by $26,647.

If all other assumption were held constant and the control premium was decreased by 5%, the impairment loss would increase by $24,283. An income based Discounted cash flow ("DCF") analysis (Level 3) was also used to corroborate the results of the adjusted market capitalisation-based valuation. The significant assumptions in the DCF analysis were as follows:

i.   Cash flows: Estimated cash flows were projected based on actual operating results from internal sources as well as industry and market trends. A discrete four-and-a-half-year period was forecasted with an extended 5 year period calculated using the H-Model which is an alternative dividend discount model that assumes the growth rate will fall linearly to the terminal value with a short-term growth rate of 10% in the first year, declining each year over the 5 years to a terminal growth rate of 3%. If all other assumption were held constant and the short-term growth rate in the first year was decreased by 1%, the impairment loss would increase by $12,598;

ii.   Terminal value growth rate: Management used a 3% terminal growth rate which is based on historical and projected consumer inflation, historical and projected economic indicators, and projected industry growth. If all other assumption were held constant and the terminal growth rate was decreased by 1%, the impairment loss would increase by $27,000;

iii.   Post-tax discount rate: Management used a 15.9% post-tax discount rate which is reflective of an industry Weighted Average Cost of Capital ("WACC"). The WACC was estimated based on the risk-free rate, equity risk premium based on a direct comparison approach, a size premium and company specific risk, and after-tax cost of debt based on corporate bond yields. If all other assumption were held constant and the discount rate was in increased by 1%, the impairment loss would increase by $53,933; and

iv.   Tax rate: The tax rates used in determining the future cash flows were those substantively enacted at the respective valuation date.

As a result, during the year ended July 31, 2020 management concluded that the carrying value of the HEXO Corporate CGU was higher than the recoverable amount and recorded a goodwill impairment loss of $111,877.